UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 17, 2011
RAM ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 663-2800

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
RAM Energy Resources, Inc. (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) dated March 17, 2011 with Knight Capital Americas, L.P. (the “Agent”). Under the Distribution Agreement, the Company may issue and sell from time to time through the Agent, shares of its common stock, $0.0001 par value per share, up to an aggregate gross sales price of $25,000,000 (the “Shares”). The Distribution Agreement provides that the Company will pay the Agent a $75,000 facility fee within ten days after execution of the Distribution Agreement and a commission fee equal to 3% of the gross sales price of the Shares placed by the Agent in a particular transaction. The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-164346).
The obligations of the Agent under the Distribution Agreement are subject to certain conditions precedent, including the absence of any material adverse change in the Company’s business and the receipt of certain opinions, letters and certificates from the Company’s counsel, the Company’s independent petroleum engineers, the Company’s independent auditors and the Company. Additionally, the obligations of the Agent under the Distribution Agreement may be terminated at its discretion upon the occurrence of certain events set forth therein. The Distribution Agreement also provides that the Company will indemnify the Agent and its affiliates, directors, officers, and each person who controls the Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) against certain liabilities and expenses. In addition, the Agent will indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement (as defined in the Distribution Agreement) and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, but only with respect to losses or claims arising out of or based upon any untrue statement or omission made in reliance upon information relating to the Agent furnished by the Agent to the Company in writing expressly for use in the Registration Statement. The Company and the Agent have also agreed to contribute to payments that may be required to be made in respect of such liabilities.
Neither the Company nor the Agent has any obligation to enter into a transaction pursuant to the Distribution Agreement, and the Company and the Agent each has the right, in its sole discretion, to reject any offer to purchase Shares, as a whole or in part.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits:

1.1	Equity Distribution Agreement, dated March 17, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM ENERGY RESOURCES, INC. (Registrant)
March 17, 2011	By:	/s/ Sabrina Gicaletto
		Name:	Sabrina Gicaletto
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
1.1	Equity Distribution Agreement, dated March 17, 2011.	Filed herewith electronically